Supplement dated October 19, 2023
to the Prospectus dated May 1, 2023, as amended from time to time, for:
AnnuiChoice® II Variable Annuity
Pinnacle V (post 1-1-12) Variable Annuity
VAROOM® II Variable Annuity

issued by Separate Account I of National Integrity Life Insurance Company

This supplement revises, and should be read in conjunction with, each prospectus identified above. This supplement describes changes to the optional benefit riders as disclosed in each prospectus identified above. The optional benefit riders, as noted below, will no longer be available for purchase with contracts issued on or after January 1, 2024. There are no changes to optional benefit riders that are or have been purchased with contracts issued prior to January 1, 2024. Please retain this supplement for future reference.
Product Name:
AnnuiChoice® II Variable Annuity

Optional Benefit Rider no longer available for purchase with contracts issued on or after January 1, 2024:

Guaranteed Lifetime Income Advantage (GLIA)
Guaranteed Lifetime Income Advantage Plus (GLIA Plus)
Pinnacle V (post 1-1-12) Variable Annuity

Optional Benefit Rider no longer available for purchase with contracts issued on or after January 1, 2024:

Guaranteed Lifetime Income Advantage (GLIA)
Guaranteed Lifetime Income Advantage Plus (GLIA Plus)
VAROOM® II Variable Annuity

Optional Benefit Rider no longer available for purchase with contracts issued on or after January 1, 2024:
Guaranteed Lifetime Withdrawal Benefit (GLWB)

For more information about the contracts, including the risks of investing, please refer to each contract’s prospectus.

For a prospectus, please contact our offices in writing at, National Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-433-1778.

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